UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 27, 2005

                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

      4724 S.W. Macadam Avenue
      Portland, Oregon                                           97239
      (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 27, 2005, Barrett Business Services, Inc. (the "Company"), issued a press release announcing its financial results for the first quarter of 2005 and limited financial guidance for the second quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits: The following exhibit is furnished with this Form 8-K:

         99.1  Press Release dated April 27, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BARRETT BUSINESS SERVICES, INC.


Dated:  April 27, 2005                  By: /s/ Michael lD. Mulholland
                                           ------------------------------------
                                           Michael D. Mulholland
                                           Vice President - Finance